LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 1, 2013

TO THE SUMMARY PROSPECTUS,

DATED MARCH 1, 2013, OF

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as amended on March 1, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as amended on March 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Prior to April 1, 2013, the following text replaces the sections of the fund’s Summary Prospectus titled “Management”:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: ClearBridge Global Currents Investment Management, LLC (“CBGC”)

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb, CFA, and Elisa Mazen. Mr. Ehrlichman (a managing director and head of global equities of CBGC), Mr. Bogda (a managing director of CBGC) and Mr. Muhtaseb (a managing director of CBGC) have been portfolio managers for the fund since December 2006. Ms. Mazen (a managing director of CBGC) has been a portfolio manager for the fund since August 2008.

Please retain this supplement for future reference.

CBAX015327